UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2023

QualTek Services Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40147	83-3584928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Sentry Parkway E, Suite 200

Blue Bell, PA 19422

(Address of Principal Executive Offices, and Zip Code)

(484) 804-4585

(Registrant’s Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	QTEK	The Nasdaq Stock Market LLC
Warrants	QTEKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01            Entry into a Material Definitive Agreement.

The Restructuring Support Agreement

On May 24, 2023, QualTek Services Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Company Parties”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”), which became effective on May 25, 2023, with certain of their creditors (the “Consenting Creditors”) and certain of the Company’s stockholders (the “Consenting Stockholders” and, together with the Consenting Creditors, the “Consenting Stakeholders”). The Restructuring Support Agreement contemplates agreed-upon terms for a financial restructuring and recapitalization of the Company Parties’ capital structure (the “Restructuring”) to be implemented through the commencement of voluntary chapter 11 cases pursuant to title 11 of the United States Code (the “Bankruptcy Code”) (such cases, the “Chapter 11 Cases”).

Pursuant to the Restructuring Support Agreement, the Consenting Stakeholders have agreed, subject to certain terms and conditions, to support a chapter 11 plan (such proposed joint plan of reorganization, the “Plan”) to implement the Restructuring, which Plan will be filed in the Chapter 11 Cases.

The material terms of the Restructuring are set forth in the term sheets attached to the Restructuring Support Agreement (collectively, the “Term Sheets,” and the transactions described therein, the “Restructuring Transactions”), which terms include that, among other things:

•	trade claims will be paid in the ordinary course of business during and after the Chapter 11 Cases;

•	on the effective date of the Plan (the “Plan Effective Date”), the Company (as reorganized, the “Reorganized Company”) will issue a single class of common equity interests to certain classes of creditors pursuant to the Plan;

•	on the Plan Effective Date, the Company Parties will enter into a new revolving credit facility on terms consistent with those set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Plan Effective Date, the Reorganized Company will enter into exit financing facilities, including, $25 million in principal amount of first lien term loans to be funded by new money investments from the Company’s postpetition term loan lenders and such other terms as set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Plan Effective Date, the Company Parties’ pre and postpetition term lenders will receive a combination of takeback debt pursuant to the aforementioned exit financing facilities and a portion of the new equity of the Reorganized Company;

•	following the Plan Effective Date, the new board of the Reorganized Company will establish a management incentive plan;

•	the Reorganized Company will distribute new warrants issued pursuant to a new warrant agreement and a portion of its new equity to Holders of Convertible Notes Claims (as defined in the Restructuring Support Agreement), on such terms as set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Plan Effective Date, there will be no recovery for holders of the Company’s existing equity interests; and

•	the Plan Effective Date will occur within 65 days of filing the Chapter 11 Cases.

In accordance with the Restructuring Support Agreement, each of the Consenting Creditors agreed, among other things, to:

●	support the Restructuring Transactions and vote and exercise any powers or rights available to it in each case in favor of any matter requiring approval to the extent necessary to implement the Restructuring Transactions;

●	use commercially reasonable efforts to cooperate with and assist the Company Parties in obtaining additional support for the Restructuring Transactions from the Company Parties’ other stakeholders;

●	give any notice, order, instruction, or direction to the applicable agent or trustees necessary to give effect to the Restructuring Transactions;

●	negotiate in good faith and use commercially reasonable efforts to execute and implement the Definitive Documents (as defined in the Restructuring Support Agreement) that are consistent with the Restructuring Support Agreement to which it is required to be a party; and

●	negotiate in good faith and use commercially reasonable efforts to execute, deliver, and perform its obligations under any other agreements reasonably necessary or desirable to effectuate or consummate the Restructuring Transactions as contemplated by the Restructuring Support Agreement.

In accordance with the Restructuring Supporting Agreement, the Consenting Stockholders agreed, among other things, to:

●	act in good faith to support, approve, implement, reasonably cooperate with each of the parties to the Restructuring Support Agreement, and take all commercially reasonable actions reasonably necessary, or reasonably requested by any other party to the Restructuring Support Agreement, to facilitate the implementation and consummation of the Restructuring Transactions;

●	vote and exercise any powers or rights available to it (including in any meeting or process requiring voting or approval in which it is legally entitled to participate) in favor of any matter requiring approval to the extent necessary to implement the Restructuring Transactions;

●	use commercially reasonable efforts to assist (and/or cause their affiliates to assist) the Company Parties and the Consenting Creditors in implementing the tax structure of the Restructuring Transactions as determined in accordance with the Restructuring Support Agreement;

●	to the extent it is permitted to elect whether to opt out of the releases set forth in the Plan, elect to not opt out of the releases set forth in the Plan; and

●	not directly or indirectly (i) object to, delay, impede, or take any other action to interfere with acceptance, implementation, or consummation of the Restructuring Transactions; or (ii) take any action that is inconsistent in any material respect with, or is intended to frustrate or impede approval, implementation, and consummation of the Restructuring Transactions described in the Restructuring Support Agreement or the Plan.

In accordance with the Restructuring Supporting Agreement, the Company Parties agreed, among other things, to:

●	support and take all steps reasonably necessary and desirable to implement and consummate the Restructuring Transactions in accordance with the terms, conditions, and applicable deadlines set forth in the Restructuring Support Agreement and the Definitive Documents;

●	to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring Transactions contemplated by the Restructuring Support Agreement, take all steps reasonably necessary and desirable to address any such impediment;

●	use commercially reasonable efforts to obtain any and all required regulatory and/or third-party approvals for the Restructuring Transactions;

●	negotiate in good faith and use commercially reasonable efforts to execute and deliver the Definitive Documents and any other required agreements to effectuate and consummate the Restructuring Transactions as contemplated by the Restructuring Support Agreement;

●	use commercially reasonable efforts to seek additional support for the Restructuring Transactions from their other material stakeholders to the extent reasonably prudent; and

●	consult and negotiate in good faith with the Consenting Stakeholders and their advisors regarding the execution of the Definitive Documents and the implementation of the Restructuring Transactions, solely to the extent of the consent right sets forth in the Restructuring Support Agreement.

Pursuant to the Restructuring Support Agreement, the Company commenced the solicitation of votes on the Plan (the “Solicitation”) on May 24, 2023. In connection with the Solicitation, the Plan and a disclosure statement related thereto (the “Disclosure Statement”) were distributed to certain creditors of the Company that are entitled to vote under the Plan. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept the Plan.

The Restructuring Support Agreement may be terminated upon the occurrence of certain events, including the failure to meet specified milestones as set forth in the Restructuring Support Agreement. In addition, the Restructuring Support Agreement shall automatically terminate on the Plan Effective Date.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Restructuring Support Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 1.03           Bankruptcy or Receivership.

On May 24, 2023 (the “Petition Date”), the Company Parties filed the Chapter 11 Cases in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) and filed the Plan.

Pursuant to the Restructuring Support Agreement, on May 24, 2023, the Company Parties commenced the Solicitation. In connection with the Solicitation, the Plan and the Disclosure Statement were distributed to certain creditors of the Company that are entitled to vote under the Plan. The Plan, which is subject to approval of the Bankruptcy Court, contemplates that, among other things:

•	trade claims will be paid in the ordinary course of business during and after the Chapter 11 Cases;

•	on the Plan Effective Date, the Reorganized Company will issue a single class of common equity interests to certain classes of creditors pursuant to the Plan;

•	on the Plan Effective Date, the Company Parties will enter into a new revolving credit facility on terms consistent with those set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Plan Effective Date, the Reorganized Company will enter into exit financing facilities, including, $25 million in principal amount of first lien term loans to be funded by new money investments from the Company’s postpetition term loan lenders and such other terms as set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Plan Effective Date, the Company Parties’ pre and postpetition term lenders will receive a combination of takeback debt pursuant to the aforementioned exit financing facilities and a portion of the new equity of the Reorganized Company;

•	following the Plan Effective Date, the new board of the Reorganized Company will establish a management incentive plan;

•	the Reorganized Company will distribute new warrants issued pursuant to a new warrant agreement and a portion of its new equity to Holders of Convertible Notes Claims, on such terms as set forth in the Term Sheets attached to the Restructuring Support Agreement;

•	on the Plan Effective Date, there will be no recovery for holders of the Company’s existing equity interests; and

•	the Plan Effective Date will occur within 65 days of filing the Chapter 11 Cases.

Bankruptcy Court filings and other information related to the Chapter 11 Cases are available at a website administered by the Company’s claims agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/QualTek, or at or the Bankruptcy Court’s website at www.txs.uscourts.gov/bankruptcy.

The Company Parties continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of chapter 11 of the Bankruptcy Code and orders of the Bankruptcy Court. The Company Parties received approval from the Bankruptcy Court for a variety of “first day” motions designed to facilitate the administration of the Chapter 11 Cases and minimize disruption to the Company Parties’ operations, by, among other things, easing the strain on the Company Parties’ relationships with employees, vendors, and customers following the commencement of the Chapter 11 Cases. The Company Parties received Bankruptcy Court authority to honor trade claims in the ordinary course of business during the Chapter 11 Cases. The Company Parties anticipate emerging from the Chapter 11 Cases within 65 days of the Petition Date.

Item 2.04            Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases described above in Item 1.03 constituted an event of default that accelerated the Company Parties’ respective obligations under the following debt instruments (collectively, the “Debt Instruments”):

●	Indenture, dated as of February 14, 2022, by and among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee (as amended);

●	ABL Credit and Guaranty Agreement, dated as of July 18, 2018, by and among QualTek Buyer, LLC, QualTek LLC and certain of its subsidiaries, the lenders party thereto and PNC Bank, National Association, as administrative and collateral agent (as amended); and

●	Term Credit and Guaranty Agreement, dated as of July 18, 2018, by and among QualTek Buyer, LLC, QualTek LLC and certain of its subsidiaries, the lenders party thereto and UMB Bank, N.A. as administrative and collateral agent (as amended).

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the stakeholders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01            Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 24, 2023, the Company received written notice from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined that the Company’s common stock will be delisted from Nasdaq. The Company does not intend to appeal this determination.

Trading of the Company’s common stock will be suspended at the opening of business on June 2, 2023.

Item 7.01           Regulation FD Disclosure.

The Company cautions that trading in its securities now and during the pendency of the Chapter 11 Cases is and will be highly speculative and poses substantial risks. Trading prices for these securities may bear little or no relationship to the actual recovery, if any, by the holders in the Chapter 11 Cases. The Company expects, based on the agreed upon terms in the Restructuring Support Agreement and Term Sheets attached thereto, that its stockholders and other equityholders will experience a complete loss on their investment.

Disclosure Statement

In connection with the Solicitation, the Plan and the Disclosure Statement were distributed to certain creditors of the Company that are entitled to vote under the Plan. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept the Plan.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Disclosure Statement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Press Releases

On May 24, 2023, the Company issued a press release announcing the filing of the Chapter 11 Cases, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on May 31, 2023, the Company issued a press release announcing the delisting of the Company’s common stock from Nasdaq, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By furnishing this information on this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements for the purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the Company’s ability to successfully consummate the Restructuring and emerge from cases commenced under chapter 11 of the Bankruptcy Code, the potential adverse effects of the Chapter 11 Cases on our liquidity, and results of operations and the Company’s ability to obtain confirmation of the Plan under the Chapter 11 Cases. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” and other similar words and expressions (or the negative versions of such words and expressions), but the absence of these words does not mean that a statement is not forward-looking.

These forward looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results or outcomes to differ materially from the results or outcomes discussed in the forward looking statements, including, without limitation, statements regarding: the effects of the Restructuring Support Agreement or any agreement between the Company and its lenders and noteholders, including the Company’s ability to reduce its debt, strengthen its balance sheet and facilitate an infusion of new capital; the effect of the bankruptcy process under chapter 11 of the Bankruptcy Code (the “Chapter 11 process”) on the implementation of any Restructuring Transactions and the interests of various constituents, including the holders of the Company’s ordinary shares; the length of time and the ability to complete the Restructuring, including a restructuring of the Company’s existing debt, existing equity interests, and certain other obligations; the Company’s ability to continue as a going concern; the ability of the Company to continue to operate in the ordinary course of business while the Restructuring and Chapter 11 process are pending and without disruptions to relationships with suppliers, customers, employees and other third parties and regulatory authorities; potential adverse effects of the Restructuring and Chapter 11 process on the Company’s liquidity, results of operations or business prospects; the availability of sufficient liquidity or operating capital during the pendency of the Chapter 11 process; the Company’s expected position and ability to improve long-term capital structure and address its debt service obligations following the completion of the Restructuring and Chapter 11 process; the impact of the delisting from Nasdaq; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in connection with the Chapter 11 process; the risks associated with third party motions during the Chapter 11 process and objections to the Company’s Restructuring or other pleadings filed that could protract the Chapter 11 process or prevent the consummation of the Restructuring Transactions or an alternative Restructuring; the volatility in the price of the Company ordinary shares, including as a result of the Restructuring Transactions or the Chapter 11 process; increased administrative and legal costs related to the Restructuring Transactions and the Chapter 11 process; litigation and inherent risks involved in a Restructuring or bankruptcy process; the Company’s potential need to continue to engage with shareholders and debtholders with respect to its capital structure and the Restructuring Transactions; the Company’s potential need to seek additional strategic alternatives, including by raising additional equity capital or debt, by reducing or delaying its business activities, by initiating reductions in force, by selling assets, by Restructuring, refinancing, purchasing, repaying or otherwise retiring the Company’s outstanding debt; the Company’s ability to remain compliant with all covenants in its existing and new debt; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties in connection with the Restructuring Transactions; the Company’s ability to comply with the restrictions imposed by the terms and conditions of any new money financing arrangements; the volatile global economic conditions and a downturn in the worldwide economy due to inflation, geopolitics, changes in raw material and energy prices; interruptions in raw materials and energy supply; economic and other impacts from the military conflict in Ukraine and the economic sanctions imposed due to the conflict; the impacts of global health crises and the measures put in place by governments in response; the Company’s ability to maintain sufficient working capital; the costs associated with site closures; the execution, impact or timing of the Company’s cost reduction programs and initiatives and risks related to local law requirements in various jurisdictions; industry production capacity and operating rates; the supply demand balance for the Company’s products and that of competing products; pricing pressures; technological developments; legal claims by or against the Company; changes in government regulations; the impacts of increasing climate change regulations; geopolitical events; cyberattacks; and public health crises.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements and uncertainties described from time to time in the documents that the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The risk factors and other factors noted therein could cause results, outcomes, expectations, and projections to differ materially from those contained in any forward-looking statement.

Item 9.01            Financial Statements and Exhibits.

Exhibit	Description
10.1	Restructuring Support Agreement, dated May 24, 2023, by and among the Company Parties and the Consenting Stakeholders.

99.1	Disclosure Statement Relating to the Company Parties’ Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code.

99.2	Press Release, dated May 24, 2023.

99.3	Press Release, dated May 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTEK SERVICES INC.

Date: May 31, 2023	By:	/s/ Christopher S. Hisey
	Name:	Christopher S. Hisey
	Title:	Chief Executive Officer